SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 1, 2000

                      NATIONAL DISCOUNT BROKERS GROUP, INC.
               (Exact name of Registrant as specified in Charter)


Delaware                              1-9480                        22-2394480
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(State or other jurisdiction       (Commission                    (IRS Employer
of incorporation)                  File Number)                   Identification
                                                                      Number)



10 Exchange Place Centre, 15th Floor, Jersey City, New Jersey        07302-3913
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(Address of principal executive office)                              (Zip Code)

Registrant's telephone number including area code:               (201) 946-2200
                                                                 --------------


                                 Not Applicable
          --------------------------------------------------------------
          (Former name and former address, as changed since last report)

Item 5.  Other Event

         National Discount Brokers Group, Inc. (the "Registrant") and Deutsche Bank Americas Holding Corporation have amended the letter agreement dated March 27, 2000 between them to extend the term of the letter agreement and certain other provisions. The amendment to the letter agreement is filed as an exhibit to this Form 8-K and is incorporated herein by reference



Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99 Amendment, dated May 1, 2000, to letter of intent dated March 27, 2000 National Discount Brokers Group, Inc. and Deutsche Bank Americas Holding Corporation

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           National Discount Brokers Group, Inc.
                                           Registrant


Dated:  May 2, 2000               By:
                                           Name:  Arthur Kontos
                                           Title: President and Chief
                                                  Executive Officer

                                                                      EXHIBIT 99


                                                                     May 1, 2000





National Discount Brokers Group, Inc.
10 Exchange Place Centre
15th Floor
Jersey City, NJ 07302


Ladies and Gentlemen:


                  Reference is made to the letter agreement (the "Letter Agreement") dated March 27, 2000, setting forth the terms and conditions of the agreement in principle between Deutsche Bank Americas Holding Corporation ("Deutsche Bank"), and National Discount Brokers Group, Inc. (the "Company") relating to the proposed acquisition by Deutsche Bank of an equity interest in the Company and the formation of certain strategic relationships described therein. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Letter Agreement.

                  Paragraph 13 of the Letter Agreement is hereby amended and restated to read as follows:

                           13. If the Investment Agreement has not been executed and delivered by the Company and DB U.S. Financial Markets Holding Corporation on or prior to May 16, 2000, this letter may be terminated by either party upon written notice to the other party. Upon such termination, neither party shall have any obligation to the other respecting the subject matter hereof, except to the extent otherwise provided herein and in the Non-Disclosure Agreements.

Except as otherwise set forth above, the Letter Agreement shall continue in full force and effect.

                  THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THAT STATE.

                  This letter may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding and agreement with Deutsche Bank, please sign and return the duplicate of this letter enclosed herewith.

                                                    Sincerely,


                                                   DEUTSCHE BANK AMERICAS
                                                   HOLDING CORPORATION



                                                   By___________________________
                                                     Name:
                                                     Title:



                                                   By___________________________
                                                     Name:
                                                     Title:







Accepted and agreed to
on the terms set forth above:
NATIONAL DISCOUNT BROKERS GROUP, INC.


By___________________________
  Name:
  Title: